Exhibit 10.18

IMPORTANT:

PARTICIPANT MUST SUBMIT ONE LETTER WITH EACH NOTICE OF EXERCISE PARTICIPANT DELIVERS.

March     , 2012

Vocera Communications, Inc.

Re: Irrevocable Contingent Option Exercise Agreement

Grant Date of Stock Option Agreement:                     (the “Option Agreement”)

Total number of Shares covered by this Option:

(Note: Participant does not fill in the number of Shares Participant wishes to exercise and sell from Participant’s Option in this document. That number will be specified in the Notice of Exercise Participant will provide.)

Stock Administrator:

This letter (this “Agreement”) accompanies and supplements the Notice of Exercise dated March     , 2012 (the “Exercise Notice”), pursuant to which the undersigned (“Participant”) has elected to exercise Participant’s option (“Option”) with respect to shares subject to the Option (the “Shares”) of the Common Stock (“Common Stock”) of Vocera Communications, Inc. (the “Company”) in accordance with the terms of the Company’s 2006 Stock Option Plan, as amended, or the Company’s 2000 Stock Option Plan, as amended (as applicable, the “Plan”), and the relevant documentation evidencing such option including the Option Agreement.

1. Contingent Exercise.

A. First Exercise.

Participant’s election to exercise Participant’s Option as indicated in the Exercise Notice, excluding the portion of Participant’s Option exercised in the Over-Allotment Option (as defined below), if applicable (the “First Exercise”), will only be effective in connection with the closing of the Company’s initial public offering (the “Offering”) pursuant to an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the underwriters (the “Underwriters”) and the Selling Stockholders (as defined in the Underwriting Agreement), including Participant. Notwithstanding any term of the Exercise Notice, Option Agreement or Plan, the Exercise Notice shall be of no force and effect if (i) the closing of the Offering shall not have occurred on or before September 30, 2012 (the “First Termination Date”), (ii) the Company files an application to withdraw, and the Securities and Exchange Commission consents to the withdrawal of, the Company’s Registration Statement on Form S-1 (No. 333-175932) (the “Registration Statement”) related to the Offering, (iii) the Company deregisters all of the shares covered by the Registration Statement related to the Offering, (iv) the Underwriting Agreement is executed but is terminated (other than the provisions thereof which survive termination) prior to payment for and delivery of the Common Stock to be sold thereunder, or (v) the Underwriters advise the Company, or the Company advises the Underwriters, in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Offering.

For purposes of clarification, Participant hereby agrees that if the Offering is consummated prior to the First Termination Date, then, without further action by Participant, the portion of Participant’s Option subject to the First Exercise will be exercised effective in connection with the closing of the Offering and such Shares issued pursuant to exercise of the Option shall be sold (as shares of Common Stock) in the Offering pursuant to the Irrevocable Power of Attorney of Selling Stockholder (the “Irrevocable Power of Attorney”) entered into by the Participant in connection with the execution of the Custody Agreement (the “Custody Agreement”) between Participant and Computershare Trust Company, N.A. as custodian (the “Custodian”), and Participant further acknowledges and agrees that the Option shall be exercised only with respect to, and to the extent of, the number of shares of Common Stock underlying the Shares that are sold in the Offering.

B. Over-Allotment Option Exercise.

In the event that the Underwriters exercise the over-allotment option pursuant to the Underwriting Agreement (the “Over-Allotment Option”), Participant must exercise an additional number of shares under the Option in satisfaction of Participant’s obligation to sell Shares in connection with the Over-Allotment Option. Participant’s mandatory exercise of the Option in connection with the Over-Allotment Option will be effective in connection with the closing of the Over-Allotment Option. Notwithstanding any term of the Exercise Notice, Option Agreement or Plan, the Exercise Notice shall be of no force and effect if the closing of the Over-Allotment Option shall not have occurred on or before December 31, 2012 (the “Second Termination Date”). For purposes of clarification, Participant hereby agrees that if the Over-Allotment Option is consummated prior to the Second Termination Date, then, without further action by Participant, the portion of Participant’s Option subject to the Over-Allotment Option will be exercised effective in connection with the closing of the Over-Allotment Option and the Shares issued pursuant to exercise of the Option shall be sold in the Over-Allotment Option pursuant to the Irrevocable Power of Attorney entered into by the Participant in connection with the execution of the Custody Agreement. Participant further acknowledges and agrees that the Option shall be exercised only with respect to, and to the extent of, the number of shares of Common Stock underlying the Shares that are sold in the Over-Allotment Option.

2. Adjustment to Number of Shares Subject to Exercise Notice. Participant understands and acknowledges that the Exercise Notice and this Agreement are irrevocable and that Participant may not alter the number of Shares subject to the Exercise Notice. Participant also understands and acknowledges that the actual number of shares of Common Stock of the Company that Participant will exercise in the First Exercise and sell in the Offering may be less than all of the shares of Common Stock that Participant has specified in the Exercise Notice if the Company or the Underwriters determine that it is necessary to cut back or allocate shares among the Selling Stockholders differently. The actual number of Shares subject to such exercise shall be determined by any Attorney-in-Fact under the Irrevocable Power of Attorney. Notwithstanding any term of the Exercise Notice, Option Agreement or Plan, in the event that the Company or the Underwriters determine that Participant will sell less than all of the remaining Shares underlying the Option in the Offering, then the number of Shares subject to the Exercise Notice shall be automatically adjusted to the number of Shares to be sold upon exercise of the Option by Participant in the Offering (with allocations among multiple Participant Options made pursuant to the Custody Agreement) (the “Adjusted Number”) and Participant shall be deemed to have exercised Participant’s Option only with respect to the Adjusted Number of Shares. Additionally, Participant authorizes any Attorney-in-Fact authorized under the Irrevocable Power of Attorney to take any actions or make any changes to the Exercise Notice or other documentation that may be necessary, appropriate or desirable to reflect such adjustment.

In addition, Participant understands and acknowledges that the number of shares of Common

Stock of the Company that Participant will exercise and sell in the Over-Allotment Option, if applicable, may be less than all of the shares of Common Stock that Participant has specified in the Exercise Notice if the Company or the Underwriters determine that it is necessary to cut back or allocate shares among the Selling Stockholders differently. The actual number of Shares subject to such exercise shall be determined by any Attorney-in-Fact under the Irrevocable Power of Attorney. Notwithstanding any term of the Exercise Notice, Option Agreement or Plan, in the event that the Company or the Underwriters determine that Participant will sell less than all of the remaining Shares underlying the Option in the Over-Allotment Option, then the number of Shares subject to the Exercise Notice shall be automatically adjusted to the number of Shares to be sold upon exercise of the Option by Participant in the Over-Allotment Option (with allocations among multiple Participant Options made pursuant to the Custody Agreement) (the “Over-Allotment Adjusted Number”) and Participant shall be deemed to have exercised Participant’s Option only with respect to the Over-Allotment Adjusted Number of Shares. Additionally, Participant authorizes any Attorney-in-Fact authorized under the Irrevocable Power of Attorney to take any actions or make any changes to the Exercise Notice or other documentation that may be necessary, appropriate or desirable to reflect such adjustment.

3. Payment of Purchase Price Election. The exercise price may only be paid through a net-exercise. Paying the exercise price by cash or check will not be permitted solely for purposes of this sale in the Offering or the Over-Allotment Option (if applicable). Participant hereby makes the following election:

Net-Exercise. Participant and the Company acknowledge and agree that notwithstanding anything in the Exercise Notice, Option Agreement or Plan to the contrary, the full exercise price for the Shares, as set forth in the Option Agreement as determined by the Company, will be paid by the Company deducting from the total number of Shares acquired on exercise of the Option a number of Shares with a value equal to the exercise price for all of the Shares acquired on exercise of the Option. To determine the number of Shares to be withheld to cover the exercise price pursuant to the preceding sentence, the Company will value the Shares acquired in the First Exercise based on the IPO Price (as defined below) and will value the Shares acquired in the Over-Allotment Option Exercise based on the closing selling price of the Common Stock on the date of exercise. In addition, any proceeds to be paid to the Participant from the sale of the Shares in the Offering or the Over-Allotment Option (if applicable) will in each case be reduced by any and all income and employment tax withholdings due in connection with each exercise of the Option, and no Shares will be delivered to Participant. By making this election, the Participant acknowledges and agrees that the Participant will recognize ordinary income upon each exercise of the Option, which will be subject to applicable income and employment tax withholding.

4. Option Amendment. The Option is a nonstatutory option which does not currently permit net-exercise at this time. The Board of Directors of the Company (the “Board”) has agreed to amend the Participant’s outstanding Option to permit net-exercise at this time.

5. Tax Consultation; Tax Consequences.

The following briefly summarizes current U.S. federal income tax information for Participants who are United States taxpayers holding a nonstatutory option. Participant represents that Participant has consulted with any tax advisors Participant deems advisable in connection with the Option exercise or purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

The Participant will receive proceeds upon the First Exercise determined by multiplying (i) the number of shares subject to the Option that Participant elects to exercise (subject to adjustment as described in Section 2) by (ii) the price at which Shares of the Company’s Common Stock are offered to the public pursuant to the Registration Statement covering the Offering (the “IPO Price”). However, upon the Option exercise, a number of Shares will be withheld by the Company to pay the aggregate exercise price of the Option and the balance of the Shares (i.e., the number of Shares not withheld by the Company) will be remitted to the Underwriters for sale in the Offering. The Participant will recognize ordinary compensation income at the time of exercise in an amount equal to the excess of (a) the aggregate fair market value of the shares of Common Stock purchased under the Participant’s Option on the date of exercise (determined by reference to the IPO Price), over (b) the aggregate exercise price that the Participant paid for the Shares.

In the event that the Underwriters exercise the Over-Allotment Option pursuant to the terms of the Underwriting Agreement, the Participant will automatically exercise an additional portion of Participant’s Option (the “Over-Allotment Option Exercise”), and the Participant will receive proceeds determined by multiplying (i) the number of shares subject to the portion of the Option that Participant automatically exercises by (ii) the IPO Price. However, upon the Option exercise, a number of Shares will be withheld by the Company to pay the aggregate exercise price of the Option and the balance of the Shares will be remitted directly to the Underwriter for sale in the Over-Allotment Option. The Participant will recognize ordinary compensation income at the time of exercise in an amount equal to the excess of (a) the aggregate fair market value of the Shares acquired pursuant to the Option on the date of exercise (determined by reference to the closing price of the Common Stock on the date of the Over-Allotment Option Exercise on the principal national securities exchange on which the Common Stock is listed or admitted to trading ), over (b) the aggregate exercise price that Participant paid for the Shares. Note that in the Over-Allotment Option Exercise, the Participant will be taxed based on the Closing Price (which could exceed the IPO Price), however the Participant will only receive the IPO Price for each Share sold in the Over-Allotment Option.

Upon the Over-Allotment Option Exercise, the Company will withhold applicable income and employment taxes, based on the difference between the fair market value of the Shares on the date of exercise less the exercise price of the Option. Any amounts required to be withheld for taxes will be deducted from the Participant’s proceeds realized by the Participant upon the sale of the Shares by the Custodian and remitted to the Company.

6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

7. Interpretation. Any dispute regarding the interpretation of this Agreement or the Exercise Notice shall be submitted by Participant or by the Company forthwith to the Board, or a committee designated by the Board, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or such committee shall be final and binding on all parties.

8. Governing Law; Severability. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

9. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, the Exercise Notice, the Custody Agreement, the Irrevocable Power of Attorney and the other Selling Stockholder documents constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

[Signature Page Follows]

Sincerely, PARTICIPANT

Signature

Print Name

Signature guaranteed by:

Name:

Title:

ACCEPTED AND AGREED: VOCERA COMMUNICATIONS, INC.

By:
Name:
Title: